Van Kampen Small Cap Growth Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2004 - March 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Founda  12/8/  23,610  $22.00 $519,42   5,100    0.02%  0.10%   Morgan  Citigr
 tion     04    ,000           0,000                            Stanle    oup
 Coal                                                           y, UBS
Holdin                                                          Invest
  gs                                                             ment
                                                                Bank,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Citigr
                                                                 oup,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 ABN
                                                                 AMRO
                                                                Rothsc
                                                                 hild
                                                                 LLC,
                                                                Natexi
                                                                  s
                                                                Bleich
                                                                roeder
                                                                 Inc.
 Alpha  2/14/    -     $19.00 $29,500   2,800    0.01%   0.05   Morgan  Citigr
Natura    05                    ,000                            Stanle    oup
   l                                                              y,
Resour                                                          Citigr
  ces                                                            oup,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Natexi
                                                                  s
                                                                Bleich
                                                                roeder
                                                                Inc.,
                                                                 ABN
                                                                 AMRO
                                                                Rothsc
                                                                 hild
                                                                 LLC

                                                                Morgan
                                                                Stanle
                                                                  y,
 Dolby  2/16/  27,500  $18.00 $495,00  13,900    0.05%  0.21%   Goldma  Goldma
Labora    05    ,000           0,000                              n,       n
tories                                                          Sachs    Sachs
 Inc.                                                           & Co.,
                                                                JPMorg
                                                                 an,
                                                                Adams
                                                                Harkne
                                                                 ss,
                                                                Willia
                                                                  m
                                                                Blair
                                                                  &
                                                                Compan
                                                                  y